UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 26, 2017

DOWDUPONT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38196 (Commission file number)	81-1224539 (IRS Employer Identification No.)

c/o The Dow Chemical Company	c/o E. I. du Pont de Nemours and Company
2030 Dow Center, Midland, MI 48674	974 Centre Road, Wilmington, DE 19805
(989) 636-1000	(302) 774-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2017, DowDuPont Inc. (the "Company") issued a press release that includes a preview of anticipated third quarter 2017 sales and earnings per share results. The information included in Exhibit 99.1 that discusses such anticipated third quarter 2017 results is furnished herewith and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Section 8 - Other Events

Item 8.01 Other Events.

The Board of Directors of DowDuPont Inc. (“Company”) has determined that the Company’s first Annual Meeting of Shareholders will be held on April 25, 2018. Deadlines for submission of nominations and shareholder proposals are set out below for clarity given that this is the Company's first Annual Meeting. Additional information is available in the Company’s Amended and Restated Bylaws (“Bylaws”) at http://www.dow-dupont.com/investors/corporate-governance.

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To be considered timely under the Bylaws, stockholder notice of general nominations and stockholder proposals must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company no earlier than December 1, 2017 and not later than January 14, 2018.

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To be considered timely under the Bylaws, stockholder notice of proxy access nominations must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company no earlier than November 1, 2017 and not later than December 15, 2017.

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To be considered timely under Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals eligible to be included in the Company’s annual meeting proxy materials must be received at the Company's principal executive offices not later than December 15, 2017.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	DowDuPont Inc. Press Release dated October 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC.
Registrant
Date: October 26, 2017

By:	/s/ JEANMARIE F. DESMOND	By:	/s/ RONALD C. EDMONDS
Name:	Jeanmarie F. Desmond	Name:	Ronald C. Edmonds
Title:	Co-Controller	Title:	Co-Controller
City:	Wilmington	City:	Midland
State:	Delaware	State:	Michigan

EXHIBIT INDEX

Exhibit No.	Description
99.1	DowDuPont Inc. Press Release dated October 26, 2017.